For Immediate Release

Condor Hospitality Trust Reports First Quarter 2020 Results

BETHESDA, MD, May 14, 2020 – Condor Hospitality Trust, Inc. (NYSE American: CDOR) (the “Company”) today announced results for the first quarter ended March 31, 2020.

FIRST QUARTER RELEASE FINANCIAL HIGHLIGHTS

•

Revenue in the first quarter 2020 of $13.2 million, comprised of $13.2 million generated entirely from New Investment Platform Hotels, a 15.4% decrease from $15.6 million generated by New Investment Platform Hotels in the $15.9 million 2019 first quarter Revenue that included $0.3 million of Legacy Hotel Revenue.

•

Same-Store Revenue of $14.8 million for the first quarter 2020 decreased $4.7 million over the first three months Same-Store Revenue of $19.5 million in 2019, while Same-Store ADR for the New Investment Platform Hotels decreased 6.7% in the first three months of 2020 compared to the first three months of 2019, and Same-Store RevPAR for the New Investment Platform Hotels in the 2020 first quarter decreased 25.2% compared to the same quarter in 2019, all adversely affected by the COVID-19 pandemic preceding quarter end.

•

Net Earnings (Loss) Attributable to Common Shareholders of ($3.2 million), or ($0.27) per Diluted Share in the first quarter, compared to ($0.1 million), or ($0.01) per share, in the 2019 first quarter.  Decline in Net Earnings Attributable to Common Shareholders primarily caused by decreased revenues from hotel operations attributable to the COVID-19 pandemic.

•	Adjusted Funds from Operations was $1.0 million, or $0.09 per Diluted Share, a $2.5 million decrease from $3.5 million, or $0.29, in the 2019 first quarter.
•	Same-Store Hotel EBITDA decreased to $4.1 million from $7.8 million in Last Year’s First Quarter.

MANAGEMENT COMMENTARY

Bill Blackham, Condor’s Chief Executive Officer, commented:

“Since early March Condor’s focus has shifted from driving hotel revenues and operating performance to COVID-19 induced crisis management.  In the first quarter of 2020, our portfolio RevPAR decline of 25.2% is comparable to the decline announced by our publicly traded select service peer group as are our EBITDA margin declines to 27.6%.    Despite the tepid hotel demand caused by the COVID 19 pandemic there are some positive trends that have recently surfaced that are noteworthy.  Following a relatively strong February 2020 where occupancy of the portfolio was 79.1%, the rapid shutdown of demand in March caused for the portfolio occupancy to drop to a low of 12.9% on March 29, 2020.  As the weeks followed occupancy grew to 17.6% on April 20, 2020 then to 20.2% on April 27, 2020 and for the 5 days ending May 8, 2020 has been in the range of 26.8% to 28.9%, continuing to 29.1% on May 11 and 32.4% on May 12.  With 10 of the 15 hotels located in Florida, Texas, and Georgia, states that began early opening up businesses on a limited basis, the portfolio was positioned to gain the benefit of being located in states taking actions to stimulate economic conditions.”

FINANCIAL SUMMARY

At March 31, 2020, the Company’s total portfolio included 15 hotels, representing 1,908 rooms.

Total Company Financial Results

($ in millions except per share amounts)

	Three months ended March 31,
	2020	2019	Change
Revenue	$13.2	$15.9	-16.8%
Net Earnings (Loss) Attributable to Common Shareholders	$(3.2)	$(0.1)	NA
Diluted Earnings (Loss) per Share	$(0.27)	$(0.01)	NA

Funds from Operations (FFO)*	$(0.3)	$2.5	NA
FFO per Diluted Share*	$(0.03)	$0.20	NA
Adjusted FFO*	$1.0	$3.5	-69.9%
Adjusted FFO per Diluted Share*	$0.09	$0.29	-69.0%

Hotel EBITDA*	$4.0	$7.5	-47.3%
Adjusted EBITDAre*	$2.7	$6.1	-55.4%

*Please see the Reg. G reconciliation tables at the end of this release.

Same Store Operational Results**

($ in millions except per share amounts and operating metrics)

	Three months ended March 31,
	2020	2019	Change
Same-Store RevPAR	$79.50	$106.32	-25.2%
Same-Store Occupancy	63.97%	79.82%	-19.9%
Same-Store ADR	$124.28	$133.20	-6.7%

Same-Store Hotel EBITDA*	$4.1	$7.8	-47.8%
Same-Store Hotel EBITDA Margin*	27.6%	39.9%	-12.3%

*Please see the Reg. G reconciliation tables at the end of this release.

**Financial results presented above include results from prior to our ownership.

BALANCE SHEET

As of March 31, 2020, the Company had cash and cash equivalents (including restricted cash) of $10.9 million.  As of March 31, 2020, the Company had total outstanding long-term debt of $178.2 million with a weighted average maturity of 1.3 years and a weighted average interest rate of 4.32%.

PORTFOLIO ACTIVITY

On February 14, 2020, the Company completed the acquisition of the remaining 20% interest in the joint venture that owns the Atlanta Aloft property (the “Atlanta Aloft”) for $7.3 million.  The acquisition was funded with debt drawn under the Company’s Key Bank revolving credit facility.

CAPITAL INVESTMENTS

The Company invested $0.3 million  in in capital improvements throughout the portfolio in the three months ended March 31, 2020 to upgrade its properties and maintain brand standards.

OUTLOOK AND GUIDANCE

The Company has suspended guidance until further notice.

DIVIDENDS

On March 30, 2020, the Sixth Amendment to the Key Bank credit facility was signed which provides that no cash dividends or distributions may be made to common or preferred shareholders for the remaining term of the debt.

EARNINGS CALL

The  Company will not be conducting a first quarter earnings conference call.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NYSE American: CDOR) is a self-administered real estate investment trust that specializes in the investment and ownership of upper midscale and upscale, premium-branded, select-service, extended-stay, and limited-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on the top 20 to 60 MSAs. The Company currently owns 15 hotels in 8 states.  Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels.

Forward-Looking Statement

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue”, “project”, “plan”, the negative version of these words or other similar expressions.  Readers are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict.  Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in economic conditions generally and the real estate market specifically, legislative/regulatory changes (including changes to laws governing the taxation of real estate investment trusts), availability of capital, risks associated with debt financing, interest rates, competition, supply and demand for hotel rooms in our current and proposed market areas, policies and guidelines applicable to real estate investment trusts, risks related to uncertainty and disruption in global economic markets as a result of COVID-19 (commonly referred to as the coronavirus), and other risks and uncertainties described herein, and in our filings with the Securities and Exchange Commission (“SEC”) from time to time.  These risks and uncertainties should be considered in evaluating any forward-looking statements.

The forward-looking statements represent Condor’s views as of the date on which such statements were made.  Condor anticipates that subsequent events and developments may cause those views to change.  These forward-looking statements should not be relied upon as representing Condor’s views as of any date subsequent to the date hereof.  Condor expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional factors that may affect the Company’s business or financial results are described in the risk factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SELECTED FINANCIAL DATA:

Condor Hospitality Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

 (Unaudited - In thousands, except share and per share data)

	As of
	March 31, 2020	December 31, 2019

Assets
Investment in hotel properties, net	$273,718	$222,063
Investment in unconsolidated joint venture	-	4,244
Cash and cash equivalents	2,641	2,584
Restricted cash, property, and interest escrows	8,285	5,811
Accounts receivable, net	773	1,099
Prepaid expenses and other assets	881	1,118
Derivative assets, at fair value	-	22
Total Assets	$286,298	$236,941

Liabilities and Equity

Liabilities
Accounts payable, accrued expenses, and other liabilities	$5,879	$5,523
Dividends and distributions payable	289	145
Land option liability	8,497	-
Derivative liabilities, at fair value	1,143	366
Convertible debt, at fair value	1,040	1,080
Long-term debt, net of deferred financing costs	176,725	134,001
Total Liabilities	193,573	141,115

Equity
Shareholders' Equity
Preferred stock, 40,000,000 shares authorized:
6.25% Series E, 925,000 shares authorized, $.01 par value, 925,000 shares outstanding, liquidation preference of $9,539 and $9,395	10,050	10,050
Common stock, $.01 par value, 200,000,000 shares authorized; 11,996,289 and 11,993,608 shares outstanding	120	120
Additional paid-in capital	233,258	233,189
Accumulated deficit	(150,751)	(147,582)
Total Shareholders' Equity	92,677	95,777
Noncontrolling interest in consolidated partnership (Condor Hospitality Limited Partnership), redemption value of $17 and $47	48	49
Total Equity	92,725	95,826

Total Liabilities and Equity	$286,298	$236,941

Condor Hospitality Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

(Unaudited - In thousands, except per share data)

	Three months ended March 31,
	2020	2019
Revenue
Room rentals and other hotel services	$13,227	$15,903
Operating Expenses
Hotel and property operations	9,815	9,793
Depreciation and amortization	2,710	2,362
General and administrative	1,193	1,663
Acquisition and terminated transactions	-	7
Strategic alternatives	144	-
Total operating expenses	13,862	13,825
Operating income (loss)	(635)	2,078
Net gain (loss) on disposition of assets	(9)	39
Equity in earnings of joint venture	80	513
Net loss on derivatives and convertible debt	(759)	(237)
Other expense, net	(28)	(29)
Interest expense	(1,980)	(2,163)
Earnings (loss) before income taxes	(3,331)	201
Income tax benefit (expense)	306	(186)
Net earnings (loss)	(3,025)	15
Loss attributable to noncontrolling interest	1	1
Net earnings (loss) attributable to controlling interests	(3,024)	16
Dividends declared and undeclared on preferred stock	(145)	(145)
Net loss attributable to common shareholders	$(3,169)	$(129)

Earnings (Loss) per Share
Total - Basic Earnings (Loss) per Share	$(0.27)	$(0.01)
Total - Diluted Earnings (Loss) per Share	$(0.27)	$(0.01)

See accompanying notes to consolidated financial statements.

Reconciliation of Non-GAAP Financial Measures (Unaudited)

Non-GAAP financial measures are measures of our historical financial performance that are different from measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  We report Funds from Operations (“FFO”), Adjusted FFO (“AFFO”), Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDA for real estate (“EBITDAre”), Adjusted EBITDAre, and Hotel EBITDA as non-GAAP measures that we believe are useful to investors as key measures of our operating results and which management uses to facilitate a periodic evaluation of our operating results relative to those of our peers.  Our non-GAAP measures should not be considered as an alternative to U.S. GAAP net earnings as an indication of financial performance or to U.S. GAAP cash flows from operating activities as a measure of liquidity.  Additionally, these measures are not indicative of funds available to fund cash needs or our ability to make cash distributions as they have not been adjusted to consider cash requirements for capital expenditures, property acquisitions, debt service obligations, or other commitments.

FFO and AFFO

The following table reconciles net earnings (loss) to FFO and AFFO for the three months ended March 31, 2020 and 2019 (in thousands). All amounts presented include our portion of the results of our unconsolidated Atlanta JV prior to our acquisition of the remaining 20% interest from our joint venture partner on February 14, 2020.

	Three months ended March 31,
Reconciliation of Net earnings (loss) to FFO and AFFO	2020	2019
Net earnings (loss)	$(3,025)	$15
Depreciation and amortization expense	2,710	2,362
Depreciation and amortization expense from JV	145	297
Net (gain) loss on disposition of assets	9	(39)
FFO	(161)	2,635
Dividends declared and undeclared on preferred stock	(145)	(145)
FFO attributable to common shares and common units	(306)	2,490
Net loss on derivatives and convertible debt	759	237
Net loss on derivatives from JV	-	1
Acquisition and terminated transactions expense	-	7
Strategic alternatives	144	-
Stock-based compensation expense	84	336
Amortization of deferred financing fees	275	373
Amortization of deferred financing fees from JV	93	45
AFFO attributable to common shares and common units	$1,049	$3,489

FFO attributable to common shares and common units - Basic Shares	$(306)	$2,490
Convertible note interest and fair value adjustments	-	78
FFO attributable to common shares and common units - Diluted Shares	$(306)	$2,568

FFO per common share and common unit - Basic	$(0.03)	$0.21
FFO per common share and common unit - Diluted	$(0.03)	$0.20

Weighted average common shares and common units - Basic FFO	11,955,628	11,879,444
Weighted average common shares and common units - Diluted FFO	11,955,628	12,584,456

AFFO attributable to common shares and common units - Basic Shares	$1,049	$3,489
Convertible note interest	-	16
Preferred dividends at stated rates	-	144
AFFO attributable to common shares and common units - Diluted Shares	$1,049	$3,649

AFFO per common share and common unit - Basic	$0.09	$0.29
AFFO per common share and common unit - Diluted	$0.09	$0.29

Weighted average common shares and common units - Basic AFFO	11,955,628	11,879,444
Weighted average common shares and common units - Diluted AFFO	11,963,762	12,681,725

We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net earnings or loss computed in accordance with GAAP, excluding gains or losses from sales of real estate assets, impairment, and the depreciation and amortization of real estate assets.  FFO is calculated both for the

Company in total and as FFO attributable to common shares and common units, which is FFO reduced by preferred stock dividends.  AFFO is FFO attributable to common shares and common units adjusted to exclude items we do not believe are representative of the results from our core operations, including non-cash gains or losses on derivatives and convertible debt, stock-based compensation expense, amortization of certain fees, losses on debt extinguishment, and in-kind dividends above stated rates, and cash charges for acquisition and terminated transaction and strategic alternatives costs. All REITs do not calculate FFO and AFFO in the same manner; therefore, our calculation may not be the same as the calculation of FFO and AFFO for similar REITs.

We consider FFO to be a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a meaningful indication of our performance.  We believe that AFFO provides useful supplemental information to investors regarding our ongoing operating performance that, when considered with net income and FFO, is beneficial to an investor’s understanding of our operating performance. We present FFO and AFFO per common share and common unit because our common units are redeemable for common shares.  We believe it is meaningful for the investor to understand FFO and AFFO applicable to common shares and common units.

EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA

The following table reconciles net earnings (loss) to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA for the three months ended March 31, 2020 and 2019 (in thousands). All amounts presented our portion of the results of our unconsolidated Atlanta JV prior to our acquisition of the remaining 20% interest from our joint venture partner on February 14, 2020.

	Three months ended March 31,
Reconciliation of Net earnings (loss) to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA	2020	2019
Net earnings (loss)	$(3,025)	$15
Interest expense	1,980	2,163
Interest expense from JV	225	547
Income tax expense (benefit)	(306)	186
Depreciation and amortization expense	2,710	2,362
Depreciation and amortization expense from JV	145	297
EBITDA	1,729	5,570
Net loss (gain) on disposition of assets	9	(39)
EBITDAre	1,738	5,531
Net loss on derivatives and convertible debt	759	237
Net loss on derivative from JV	-	1
Stock-based compensation expense	84	336
Acquisition and terminated transactions expense	-	7
Strategic alternatives	144	-
Adjusted EBITDAre	2,725	6,112
General and administrative expense, excluding stock compensation expense	1,109	1,327
Other expense, net	28	29
Unallocated hotel and property operations expense	94	45
Hotel EBITDA	$3,956	$7,513

Revenue	$13,227	$15,903
JV revenue	1,218	3,100
Condor and JV revenue	$14,445	$19,003
Hotel EBITDA as a percentage of revenue	27.4%	39.5%

We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense.  NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance.  We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre.  To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and strategic alternatives expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges.  EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies.

We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations.

The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA.  Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control.  We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels.

Same-Store Revenue and Hotel EBITDA

The following tables present our same-store revenue, Hotel EBITDA, and Hotel EBITDA margin broken down by property type for the three months ended March 31, 2020 and 2019 (in thousands) and reconcile these same-store measures to total revenue and Hotel EBITDA as presented above.  Same-store results include all our hotels owned at March 31, 2020.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors.  Results for periods prior to the Company’s ownership have not been included in the Company’s actual consolidated financial statements and are included here only for comparison purposes.

	Revenue - Reconciliation of Actual to Same-Store
	Three months ended March 31,
	2020	2019
Condor and JV Revenue - Actual	$14,445	$19,003
Revenue earned on properties disposed of prior to March 31, 2020 during the period of ownership	-	(272)
Revenue related to joint venture partner’s interest in the Atlanta JV prior to acquisition of this interest on February 14, 2020	304	774
Total Revenue - Same-Store	$14,749	$19,505

	Hotel EBITDA - Reconciliation of Actual to Same-Store
	Three months ended March 31,
	2020	2019
Condor and JV Hotel EBITDA - Actual	$3,956	$7,513
Hotel EBITDA earned on properties disposed of prior to March 31, 2020 during the period of ownership	-	(63)
Hotel EBITDA related to joint venture partner’s interest in the Atlanta JV prior to acquisition of this interest on February 14, 2020	111	340
Total Hotel EBITDA - Same-Store	$4,067	$7,790

	Hotel EBITDA Margin
	Three months ended March, 31
	2020	2019
Total Hotel EBITDA Margin	27.6%	39.9%

Condor Hospitality Trust, Inc. Operating Statistics

The following tables present our same-store occupancy, ADR, and RevPAR for all our hotels owned at March 31, 2020.  Same-store occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors.

	Three months ended March 31,
	2020			2019
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Growth
Solomons Hilton Garden Inn	59.12%	$123.08	$72.77	73.02%	$126.39	$92.29	-21.2%
Atlanta Hotel Indigo	67.47%	$102.33	$69.05	74.39%	$118.65	$88.27	-21.8%
Jacksonville Courtyard by Marriott	70.20%	$121.25	$85.12	80.55%	$124.91	$100.61	-15.4%
San Antonio SpringHill Suites	62.04%	$132.12	$81.97	83.72%	$139.71	$116.96	-29.9%
Leawood Aloft	51.52%	$123.39	$63.57	61.39%	$129.28	$79.37	-19.9%
Lexington Home2 Suites	60.30%	$102.32	$61.70	73.18%	$102.62	$75.10	-17.8%
Round Rock Home2 Suites	59.47%	$109.07	$64.87	84.09%	$120.06	$100.96	-35.7%
Tallahassee Home2 Suites	68.32%	$135.96	$92.88	94.92%	$133.91	$127.10	-26.9%
South Haven Home2 Suites	75.95%	$111.65	$84.80	88.76%	$111.53	$99.00	-14.3%
Lake Mary Hampton Inn & Suites	68.78%	$149.89	$103.10	88.83%	$155.16	$137.83	-25.2%
Austin Residence Inn	68.63%	$129.18	$88.65	80.63%	$143.54	$115.73	-23.4%
El Paso Fairfield Inn	74.22%	$109.43	$81.22	84.49%	$104.49	$88.28	-8.0%
Austin TownePlace Suites	61.93%	$108.54	$67.23	71.97%	$113.94	$82.00	-18.0%
Summerville Home2 Suites	67.26%	$119.67	$80.48	81.74%	$124.36	$101.65	-20.8%
Atlanta Aloft JV	55.46%	$154.36	$85.60	80.16%	$180.60	$144.77	-40.9%
Total Same-Store Portfolio	63.97%	$124.28	$79.50	79.82%	$133.20	$106.32	-25.2%

Condor Hospitality Trust, Inc.
Property List | As of March 31, 2020

New Investment Platform | Acquired from January 1, 2012 – March 31, 2020
	Hotel Name	City	State	Rooms	Acquisition Date	Purchase Price (in millions)
1	Hilton Garden Inn	Dowell/Solomons	MD	100	05/25/2012	$11.5
2	SpringHill Suites	San Antonio	TX	116	10/01/2015	$17.5
3	Courtyard by Marriott	Jacksonville	FL	120	10/02/2015	$14.0
4	Hotel Indigo	College Park	GA	142	10/02/2015	$11.0
5	Aloft[1]	Atlanta	GA	254	08/22/2016	$43.6
6	Aloft	Leawood	KS	156	12/14/2016	$22.5
7	Home2 Suites	Lexington	KY	103	03/24/2017	$16.5
8	Home2 Suites	Round Rock	TX	91	03/24/2017	$16.8
9	Home2 Suites	Tallahassee	FL	132	03/24/2017	$21.5
10	Home2 Suites	Southaven	MS	105	04/14/2017	$19.0
11	Hampton Inn & Suites	Lake Mary	FL	130	06/19/2017	$19.3
12	Fairfield Inn & Suites	El Paso	TX	124	08/31/2017	$16.4
13	Residence Inn	Austin	TX	120	08/31/2017	$22.4
14	TownePlace Suites	Austin	TX	122	01/18/2018	$19.8
15	Home2 Suites	Summerville	SC	93	02/21/2018	$16.3
	Total Portfolio | As of March 31, 2020			1,908		$288.1

1 | Represents the purchase statistics from the purchase of this hotel by the originally 80% owned unconsolidated joint venture.  The Company purchased the remaining 20% interest in the joint venture from our joint venture partner on February 14, 2020 for $7.3 million.

55 Dispositions | For Period January 1, 2015 – March 31, 2020
	Hotel Name	City	State	Rooms	Disposition Date	Gross Proceeds (in millions)
1	Super 8	West Plains	MO	49	01/15/2015	$1.5
2	Super 8	Green Bay	WI	83	01/29/2015	$2.2
3	Super 8	Columbus	GA	74	03/16/2015	$0.9
4	Sleep Inn & Suites	Omaha	NE	90	03/19/2015	$2.9
5	Savannah Suites	Chamblee	GA	120	04/01/2015	$4.4
6	Savannah Suites	Augusta	GA	172	04/01/2015	$3.4
7	Super 8	Batesville	AR	49	04/30/2015	$1.5
8	Days Inn	Ashland	KY	63	07/01/2015	$2.2
9	Comfort Inn	Alexandria	VA	150	07/13/2015	$12.0
10	Days Inn	Alexandria	VA	200	07/13/2015	$6.5
11	Super 8	Manhattan	KS	85	08/28/2015	$3.2
12	Quality Inn	Sheboygan	WI	59	10/06/2015	$2.3
13	Super 8	Hays	KS	76	10/14/2015	$1.9
14	Days Inn	Glasgow	KY	58	10/16/2015	$1.8
15	Super 8	Tomah	WI	65	10/21/2015	$1.4
16	Rodeway Inn	Fayetteville	NC	120	11/03/2015	$2.6
17	Savannah Suites	Savannah	GA	160	12/22/2015	$4.0
	Total 2015			1,673		$54.7
18	Super 8	Kirksville	MO	61	01/04/2016	$1.5
19	Super 8	Lincoln	NE	133	01/07/2016	$2.8
20	Savannah Suites	Greenville	SC	170	01/08/2016	$2.7
21	Super 8	Portage	WI	61	03/30/2016	$2.4
22	Super 8	O'Neill	NE	72	04/25/2016	$1.7
23	Quality Inn	Culpeper	VA	49	05/10/2016	$2.2
24	Super 8	Storm Lake	IA	59	05/19/2016	$2.8
25	Clarion Inn	Cleveland	TN	59	05/24/2016	$2.2
26	Super 8	Coralville	IA	84	05/26/2016	$3.4
27	Super 8	Keokuk	IA	61	05/27/2016	$2.2
28	Comfort Inn	Chambersburg	PA	63	06/06/2016	$2.1
29	Super 8	Pittsburg	KS	64	08/08/2016	$1.6

30	Super 8	Mount Pleasant	IA	54	09/09/2016	$1.9
31	Quality Inn	Danville	KY	63	09/19/2016	$2.3
32	Super 8	Menomonie	WI	81	09/26/2016	$3.0
33	Comfort Inn	Glasgow	KY	60	10/14/2016	$2.4
34	Days Inn	Sioux Falls	SD	86	11/04/2016	$2.1
35	Comfort Inn	Shelby	NC	76	11/07/2016	$4.1
36	Comfort Inn	Rocky Mount	VA	61	11/17/2016	$2.2
37	Days Inn	Farmville	VA	59	11/17/2016	$2.4
38	Comfort Suites	Marion	IN	62	11/18/2016	$3.0
39	Comfort Inn	Farmville	VA	50	11/30/2016	$2.6
40	Quality Inn	Princeton	WV	50	12/05/2016	$2.1
41	Super 8	Burlington	IA	62	12/21/2016	$2.8
42	Savannah Suites	Atlanta	GA	164	12/22/2016	$2.9
	Total 2016			1,864		$61.4
43	Comfort Inn	New Castle	PA	79	03/27/2017	$2.5
44	Super 8	Billings	MT	106	03/28/2017	$4.2
45	Comfort Inn	Harlan	KY	61	04/03/2017	$1.9
46	Comfort Suites	Lafayette	IN	62	04/18/2017	$3.9
47	Key West Inn	Key Largo	FL	40	05/17/2017	$7.6
48	Quality Inn	Morgantown	WV	81	08/30/2017	$2.6
49	Days Inn	Bossier City	LA	176	09/13/2017	$1.4
50	Comfort Inn & Suites	Warsaw	IN	71	12/20/2017	$5.0
	Total 2017			676		$29.1
51	Supertel Inn/Conference Center	Creston	IA	41	01/25/2018	$2.1
52	Comfort Suites	South Bend	IN	135	03/15/2018	$6.1
53	Comfort Suites	Ft. Wayne	IN	127	05/30/2018	$7.1
54	Super 8	Creston	IA	121	08/30/2018	$5.1
	Total 2018			424		$20.4
55	Quality Inn	Solomons	MD	59	03/22/2019	$4.3
	Total 2019			59		$4.3

	Total Dispositions			4,696		$169.9

Acquisitions | For Period January 1, 2015 – March 31, 2020
	Hotel Name	City	State	Rooms	Acquisition Date	Purchase Price (in millions)
1	SpringHill Suites	San Antonio	TX	116	10/01/2015	$17.5
2	Courtyard by Marriott	Jacksonville	FL	120	10/02/2015	$14.0
3	Hotel Indigo	College Park	GA	142	10/02/2015	$11.0
4	Aloft[1]	Atlanta	GA	254	08/22/2016	$43.6
5	Aloft	Leawood	KS	156	12/14/2016	$22.5
6	Home2 Suites	Lexington	KY	103	03/24/2017	$16.5
7	Home2 Suites	Round Rock	TX	91	03/24/2017	$16.8
8	Home2 Suites	Tallahassee	FL	132	03/24/2017	$21.5
9	Home2 Suites	Southaven	MS	105	04/14/2017	$19.0
10	Hampton Inn & Suites	Lake Mary	FL	130	06/19/2017	$19.3
11	Fairfield Inn & Suites	El Paso	TX	124	08/31/2017	$16.4
12	Residence Inn	Austin	TX	120	08/31/2017	$22.4
13	TownePlace Suites	Austin	TX	122	01/18/2018	$19.8
14	Home2 Suites	Summerville	SC	93	02/21/2018	$16.3
	Total Acquisitions			1,808		$276.6

1 | Represents the purchase statistics from the purchase of this hotel by the originally 80% owned unconsolidated joint venture.  The Company purchased the remaining 20% interest in the joint venture from our joint venture partner on February 14, 2020 for $7.3 million.